                                                             UNITED STATES
                                                  SECURITIES AND EXCHANGE COMMISSION
                                                        Washington, D.C. 20549

                                                               FORM 8-K

                                                            CURRENT REPORT
                                                  Pursuant to Section 13 OR 15(d) of
                                                  The Securities Exchange Act of 1934

                                 Date of Report (Date of earliest event reported): September 13, 2005

                                                         U.S. Can Corporation
                                        (Exact name of registrant as specified in its charter)

                        Delaware                                   1-13678                           06-1094196
              (State or other jurisdiction                 (Commission File Number)                (IRS Employer
                   of incorporation)                                                            Identification No.)

   700 East Butterfield Road, Suite 250, Lombard, IL                                                   60148
        (Address of principal executive offices)                                                     (Zip Code)

                                   Registrant's telephone number, including area code (630) 678-8000

                                    (Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneous satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
         Soliciting material pursuant to rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
         Pre-commencement communications pursuant to rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
         Pre-commencement communications pursuant to rule 13e04(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.02  Non-Reliance on Previously Issued Financial Statements or a Related Audit Report of Completed Interim Review.

         On September 13, 2005, in response to a comment letter from the staff of the Securities and Exchange  Commission  that,  among other things,  requested  information  relating to U.S. Can Corporation's (the "Company's")  accounting change from LIFO to FIFO during the second  quarter of 2004 and the  application  of APB Opinion No. 20, the Audit  Committee  of the Board of Directors of the Company
agreed with management's  recommendation to restate the Company's financial  statements as of December 31, 2003 and for the years ended
December  31, 2002, 2003 and 2004 and for the  quarterly  periods ended  April 4, 2004 and July 4, 2004 for the  effects  of  changing  the
Company's inventory policy from LIFO to FIFO (the "Restatement").  The principal effects of the Restatement are:

|X|      A decrease in the reported amount of cost of goods sold for the year ended December 31, 2002, causing a corresponding decrease in net loss of $0.1 million for 2002;
|X|      An increase in the reported amount of cost of goods sold for the year ended December 31, 2003, causing a corresponding increase in net loss of $0.6 million for 2003;
|X|      Decreases in the reported amounts of cost of goods sold, causing corresponding decreases in net loss of $0.5 million, $0.3 million and $0.2 million for the year ended December 31, 2004 and for the quarterly periods ended April 4, 2004 and July 4,
         2004, respectively.

             As a result of the Restatement,  the Company's  published  financial  statements for the years ended December 31, 2002, 2003 and
2004 and subsequent  interim  periods and all earnings  releases and other  communications  relating to its financial  results for such time  periods  should not be relied upon until the issuance by the Company of restated and audited  financial  statements  for 2002, 2003 and
2004 and restated  financial  statements for subsequent  interim periods.  The Company expects to file revised financial  statements on or around  September  30,  2005.  Management  and the Audit  Committee  have  discussed  the matters  disclosed in this filing with the
Company's independent accountants.

                                                              SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                                 By       /s/ Michael M. Rajkovic
                                                                 Name:    Michael M. Rajkovic
                                                                 Title:   Executive Vice President and Chief Financial Officer
Date:  September 19, 2005